Exhibit 99.1

PRESS RELEASE

DATE: October 30, 2026

Sumisho Air Lease Commences Registered Exchange Offer for its 4.400% Senior Notes due 2028, 4.500% Senior Notes due 2029, 4.850% Senior Notes due 2031 and 5.500% Senior Notes due 2036

LOS ANGELES, California, October 30, 2026 – Sumisho Air Lease Corporation (“Sumisho Air Lease”) announced today that it has commenced an offer to exchange up to $800 million aggregate principal amount of new 4.400% Senior Notes due 2028, $1.20 billion aggregate principal amount of new 4.500% Senior Notes due 2029, $1.50 billion aggregate principal amount of new 4.850% Senior Notes due 2031 and $500 million aggregate principal amount of new 5.500% Senior Notes due 2036 (collectively, the “Exchange Notes”) for a like principal amount of the applicable series of outstanding 4.400% Senior Notes due 2028, 4.500% Senior Notes due 2029, 4.850% Senior Notes due 2031 and 5.500% Senior Notes due 2036 (collectively, the “Outstanding Notes” and, such offer, the “Exchange Offer”).

The terms of the Exchange Notes are substantially identical to those of the applicable series of the Outstanding Notes, except that the Exchange Notes have been registered under the Securities Act of 1933, as amended, and the transfer restrictions, restrictive legends, registration rights and additional interest provisions relating to the Outstanding Notes will not apply to the Exchange Notes. The purpose of the Exchange Offer is to fulfill Sumisho Air Lease’s obligations under the registration rights agreement entered into in connection with the issuance of the Outstanding Notes. Sumisho Air Lease will not receive any proceeds from the Exchange Offer.

The Exchange Offer will expire at 5:00 p.m. New York City time on December 1, 2026, unless extended (such date and time, as may be extended, the “Expiration Time”). The settlement date for the Exchange Offer will occur promptly following the Expiration Time. The terms of the Exchange Offer and other information relating to Sumisho Air Lease and the Exchange Notes are set forth in a prospectus dated October 30, 2026, a copy of which has been filed with the Securities and Exchange Commission (“SEC”). Sumisho Air Lease has not authorized any person to provide information other than as set forth in the prospectus.

Copies of the prospectus and the transmittal letter governing the Exchange Offer can be obtained from the exchange agent, Computershare Trust Company, N.A., by calling (612) 448-7420, by writing via regular or certified mail, or overnight courier, to Computershare, Attn: Biddel Tekeste, 1505 Energy Park Drive, St. Paul, MN 55108, or by emailing biddel.tekeste@computershare.com.

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any security. The Exchange Offer is being made solely pursuant to the prospectus dated October 30, 2026, including any supplements thereto, and only to such persons and in such jurisdictions as are permitted under applicable law.

About Sumisho Air Lease

Sumisho Air Lease Corporation is a leading global aircraft leasing company acquired by Sumitomo Corporation, SMBC Aviation Capital, and investment vehicles affiliated with Apollo and Brookfield in April 2026. The company is principally engaged in leasing liquid and new technology aircraft to airlines throughout the world. Sumisho Air Lease routinely posts information that may be important to investors in the “Investors” section of its website at www.sumisho.aero. Investors and potential investors are encouraged to consult Sumisho Air Lease’s website regularly for important information. The information contained on, or that may be accessed through, Sumisho Air Lease’s website is not incorporated by reference into, and is not a part of, this press release.

Media Contacts

Investor Relations

Jason Arnold

Vice President, Investor Relations

Phone: +1 310 553 0555

Email: investors@sumisho.aero

Media Relations

Ashley Arnold

Senior Manager, Media and Investor Relations

Phone: +1 310 553 0555

Email: press@sumisho.aero

Forward-Looking Statements

This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this press release and include statements regarding, among other matters, the expected timing of the expiration and settlement of the Exchange Offer. Words such as “can,” “could,” “may,” “predicts,” “potential,” “will,” “projects,” “continuing,” “ongoing,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and “should,” and variations of these words and similar expressions, are used in many cases to identify these forward-looking statements. Any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors that may cause our actual results, performance or achievements, or industry results to vary materially from our future results, performance or achievements, or those of our industry, expressed or implied in such forward-looking statements. Such factors include, among others: we have a significant amount of indebtedness, requiring a substantial portion of our cash flows to be dedicated to debt service payments, and we will require significant capital to satisfy our outstanding debt obligations as they come due; despite our substantial indebtedness levels, we may still be able to incur significantly more debt, which could exacerbate the risks associated with our substantial debt; changes in our cost of borrowing or interest rate increases may adversely affect our net income and our ability to compete in the marketplace; any negative changes in our credit ratings may limit our ability to obtain financing or increase our borrowing costs; our senior unsecured securities will be effectively subordinated to our secured debt to the extent of the value of the assets securing such indebtedness; the limited covenants applicable to our senior unsecured securities that may not provide protection against some events or developments that may affect our ability to repay such securities or the trading prices for such securities; we may be unable to generate sufficient returns on our aircraft investments which may have an adverse impact on our net income; failure to complete our planned aircraft sales could affect our net income and credit ratings may lead us to use alternative sources of liquidity; if our aircraft become obsolete or experience a decline in customer demand, our ability to lease and sell those aircraft and our results of operations may be negatively impacted and may result in impairment charges; potential conflicts of interest may arise from SMBC Aviation Capital Limited’s role as the exclusive servicer of our aircraft leased to non-U.S. airlines; after the merger, we no longer have an original equipment manufacturer orderbook, which may impact our ability to manage our aircraft portfolio and, if we are unable to obtain new and younger aircraft, it may increase our re-leasing risk and residual value risk; aircraft have limited economic useful lives and depreciate over time and we may be required to record an impairment charge or sell aircraft for a price less than its depreciated book value which may impact our financial results; we are dependent on the ability of our lessees to perform their payment and other obligations to us under our leases and their failure to do so may materially and adversely affect our financial results and cash flows; we may experience increased competition from other aircraft lessors which may impact our ability to execute our long-term strategy; our lessees may fail to adequately insure our aircraft or fulfill their indemnity obligations, or we may not be able to adequately insure our aircraft or insurers may not fulfill their policy obligations, which may result in increased costs and liabilities; other events affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, such as the threat or realization of epidemic diseases, natural disasters, terrorist attacks, war or armed hostilities between countries or non-state actors; and any additional factors discussed under “Part II — Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and other SEC filings, including future SEC filings. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not intend and undertake no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.